UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

SAB BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 East 54th Street North
Sioux Falls, South Dakota		57104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 605 679-6980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SABS	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	SABSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2022, SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”) entered into a Manufacturing Option Agreement (the “Manufacturing Agreement”) and Right of First Refusal Agreement (the “RoFR Agreement,” and together with the Manufacturing Agreement, the “Agreements”) with Emergent BioSolutions Canada, Inc., a wholly-owned subsidiary of Emergent BioSolutions Inc. (“Emergent”). The Agreements contemplate that the Company and Emergent will enter into one or more binding Master Manufacturing Services Agreements, whereby Emergent will provide contract development and manufacturing services to produce the Company’s fully-human polyclonal antibody products (a “MSA”). Under the terms of a MSA, Emergent will provide end-to-end Good Manufacturing Practice manufacturing services to the Company, including process development and manufacturing clinical investigational drug product to support the Company’s clinical programs, and commercial manufacturing services upon regulatory approval of the Company’s therapeutics. Any MSA will also provide the opportunity for Emergent to utilize the Company’s novel DiversitAb™ platform for future development of undisclosed programs. Emergent may terminate the Agreements at its discretion until a definitive MSA is entered into between the parties.

Under the Manufacturing Agreement, the Company grants Emergent an exclusive option for the exclusive commercial manufacture of commercial stage product utilizing the Company’s humanized polyclonal antibodies, developed by the Company. The Company will notify Emergent at least 24 months in advance of its first commercial manufacturing needs for such product and at least 12 months in advance for each additional product (subject to certain customary exceptions). Emergent may then exercise the exclusive manufacturing option with respect to such product identified by the Company, and when Emergent determines it has the ability and capacity to manufacture such product, Emergent shall notify the Company within 60 days of its intent to exercise the option for such product. The parties will execute a definitive MSA, in substantially the form attached as Exhibit A to the Manufacturing Agreement, for each such customer product.

Under the RoFR Agreement, the Company grants Emergent an exclusive right of first refusal to license and develop the Company’s products, developed using humanized polyclonal antibodies based on the Company’s platform to treat (i) botulism anti-toxin, (ii) pandemic influenza, or (iii) anti-fungal diseases.

The foregoing descriptions of the Manufacturing Agreement and RoFR Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Manufacturing Agreement and RoFR Agreement, which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On October 27, 2022, the Company issued a press release, a copy of which is attached to this Current Report on From 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this current report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including the execution of future definitive agreements with our counterparties, development and efficacy of our programs, the likelihood that a patent will issue from any patent application, the results, including timing, of the development of SAB-195 (including any IND filing or proposed clinical trials), financial projections and future financial and operating results (including estimated cost savings and cash runway), the outcome of and potential future government and other third-party collaborations or funded programs (including negotiations with the DoD). These statements are based on the current expectations of the Company and are not predictions of actual performance, and are not intended to serve as, and must not be relied on, by any investor as a guarantee, prediction, definitive statement, or an assurance, of fact or probability. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties and other factors which may be beyond the Company's control. Actual events and circumstances are difficult or impossible to predict, and these risks and uncertainties may cause the Company's or the industry’s results, performance, or achievements to be materially different from those anticipated by these forward-looking statements. A further description of risks and uncertainties can be found in the sections captioned “Risk Factors” in the Company's most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and other filings with or submissions to, the U.S. Securities and Exchange Commission, which are available at https://www.sec.gov/ Except as otherwise required by law, the Company's disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1*	Manufacturing Option Agreement, dated October 26, 2022
10.2*	Right of First Refusal Agreement, dated October 26, 2022
99.1	Press Release, dated October 27, 2022
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Regulation S-K, Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAB Biotherapeutics, Inc.

Date:	November 1, 2022	By:	/s/ Eddie J. Sullivan
Eddie J. Sullivan Chief Executive Officer